BLACKROCK FUNDS (the “Fund”)
BlackRock Global Opportunities Portfolio
BlackRock International Opportunities Portfolio

SUPPLEMENT DATED MARCH 27, 2009
TO THE STATEMENT OF ADDITIONAL INFORMATION, DATED JANUARY 28, 2009

Effective March 27, 2009, the Fund’s Statement of Additional Information is amended as set forth below.

The section entitled “Investment Policies — Additional Information on Investment Strategies” beginning on page 1 is supplemented with the following:

        Global Opportunities Portfolio. Under normal circumstances, the Portfolio anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Portfolio would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., (iv) of issuers doing a substantial amount of business outside the U.S., which the Portfolio considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Portfolio will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Portfolio may deviate very substantially from the allocation described above.

        International Opportunities Portfolio. Under normal circumstances, the Portfolio anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Portfolio would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., (iv) of issuers doing a substantial amount of business outside the U.S., which the Portfolio considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Portfolio will allocate its assets among various regions and countries (but in no less than three different countries). For temporary defensive purposes the Portfolio may deviate very substantially from the allocation described above.